1 May 6, 2022 SANTANDER HOLDINGS USA, INC. First Quarter 2022 Fixed Income Investor Presentation

2 Important Information This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Banco Santander International (“BSI”), Santander Investment Securities Inc. (“SIS”), Santander Securities LLC (“SSLLC”), Santander Financial Services, Inc. (“SFS”), and Santander Asset Management, LLC, as well as several other subsidiaries. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the effects of regulation, actions and/or policies of the Board of Governors of the Federal Reserve System (“Federal Reserve”), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau, and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply as well as in the impact of changes in and interpretations of GAAP, the failure to adhere to which could subject SHUSA and/or its subsidiaries to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practice, and reputational harm; (2) SHUSA’s ability to manage credit risk may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower or collateral, and changes in the credit quality of SHUSA’s customers and counterparties; (3) adverse economic conditions in the United States and worldwide, including the extent of recessionary conditions in the U.S. related to COVID-19 and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit loss expense; (4) inflation, interest rate, market and monetary fluctuations, including effects from the discontinuation of the London Interbank Offered Rate (“LIBOR”) as an interest rate benchmark, may, among other things, reduce net interest margins, and impact funding sources, revenue and expenses, the value of assets and obligations, and the ability to originate and distribute financial products in the primary and secondary markets; (5) the adverse impact of COVID-19 on our business, financial condition, liquidity, reputation and results of operations; (6) natural or man-made disasters, including pandemics and other significant public health emergencies, outbreaks of hostilities or effects of climate change, and SHUSA’s ability to deal with disruptions caused by such disasters and emergencies; (7) the pursuit of protectionist trade or other related policies, including tariffs and sanctions by the U.S., its global trading partners, and/or other countries, and/or trade disputes generally; (8) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (9) risks SHUSA faces implementing its growth strategy, including SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (10) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its subsidiaries’ ability to continue to pay dividends to it; (11) reduction in SHUSA’s access to funding or increases in the cost of its funding, such as in connection with changes in credit ratings assigned to SHUSA or its subsidiaries, or a significant reduction in customer deposits; (12) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (13) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (14) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share and impact our net income adversely; (15) Santander Consumer USA Inc.’s (“SC’s”) agreement with FCA US LLC (“Stellantis”) may not result in currently anticipated levels of growth; (16) changes in customer spending, investment or savings behavior; (17) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology (“IT”) infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (18) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models and software SHUSA uses in its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice by internal or external parties, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented; (19) changing federal, state, and local tax laws and regulations, which may include tax rate changes that could materially adversely affect our business, including changes to tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (20) the costs and effects of regulatory or judicial actions or proceedings, including possible business restrictions resulting from such actions or proceedings; and (21) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (22) acts of terrorism or domestic or foreign military conflicts; and (23) the other factors that are described in Part I, Item IA – Risk Factors of SHUSA’s 2020 Annual Report on Form 10-K. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

3 1 At a Glance 2 Summary 3 Results 4 Appendix Index

4 Europe: 59% USA: 10% Mexico: 4% South America : 15% Digital Consumer Bank: 12% Europe: 34% USA : 19% Mexico : 8% South America: 30% Digital Consumer Bank: 9% Santander Group The United States is a core market for Santander, contributing 19% to Q1 2022 underlying attributable profit, down from 23% in Q1 2021. 1 2 Loans and advances to customers excluding reverse repurchase agreements As a % of operating areas. Excludes corporate center. Source: Santander’s Q1 2022 earnings presentation 3 Excludes other North America expenses * Figures in International Financial Reporting Standards (“IFRS”) Q1 2022 loans & advances to customers1 Contribution to Q1 2022 underlying attributable profit2 Santander is a leading retail and commercial bank headquartered in Spain. It has a meaningful presence in 10 core markets in Europe and the Americas. €2.5B* Underlying Attributable Profit €998B* Total Gross Loans 3 3

Q1 2022 Highlights

Strategy

- In January, SHUSA closed its acquisition of all the outstanding shares of SC's common stock
- In March, San US Auto and Mitsubishi[1] announced a new preferred financing partnership
- In April, SC announced the amendment and extension of its agreement with Stellantis through 2025
- In April, SHUSA acquired APS[2] a market-leading, independent fixed-income broker dealer, enhancing US fixed-income capital markets capabilities

Deposits & Originations

- Deposits of $79.0 billion, up 6% YoY
- Auto originations of $7.5 billion, down 13% YoY ($2.1 billion in loans and leases through SBNA)

Profitability

- Q1 profitability impacted by credit performance normalization, lower lease income and lower fees
- Net income of $616 million and PPNR[3] of $995 million, down 18% and 21% YoY, respectively

Credit Performance

- Credit performance continues to normalize but remains below pre-pandemic levels
- Consolidated net charge-off ratio stable YoY
    - Auto net charge-off ratio up ~40 bps YoY; recovery rate down ~130 bps YoY

Liquidity

- Demonstrated continued market access during a period of increased volatility; Issued $4.5B in ABS[4] and $1.0B, 6nc5 senior unsecured transaction
- Met the Federal Reserve's total loss absorbing capacity ("TLAC") and long-term debt ("LTD") requirements, with 25.2% TLAC, 6.7% eligible LTD

Reserves & Capital

- Allowance ratio of 7.1%, stable QoQ
- Common equity Tier 1 ("CET1") ratio of 18.5%, up 150 bps YoY

Santander

1 Mitsubishi Motors North America, Inc. ("MMNA"), preferred financing partnership begins in June 2022
2 Amherst Pierpont Securities, LLC ("APS")
3 Pre-provision net revenue ("PPNR")
4 Asset-backed securities ("ABS"), Q1'22 transactions include two Santander Drive Auto Receivables Trust ("SDART") and one Santander Retail Auto Lease Trust ("SRT") transactions

5

6 1 At a Glance 2 Summary 3 Results 4 Appendix Index

Santander Holdings USA, Inc. (“SHUSA”)

SHUSA is the intermediate holding company (“IHC”) for Santander US entities, is SEC-registered and issues under the ticker symbol “SANUSA”

SHUSA Highlights[1]

- 7 major locations
- $154B in assets
- 14,600 employees
- ~5M customers



SBNA
SIS
SC
BSI
SC operates in all 50 states
Company location

Santander

SHUSA[2]

SBNA – Retail Bank	SC – Auto Finance	BSI – Private Banking	SIS – Broker Dealer	APS – Broker Dealer[3]
~$96B Assets	~$45B Assets	~$9B Assets	~$4B Assets	~$14B Assets

SBNA – Retail Bank

Products include:
- Commercial and industrial (“C&I”)
- Commercial Real Estate (“CRE”)
- Multi-family
- Auto and dealer floorplan financing

SC – Auto Finance

- Leading auto loan & lease originator & servicer
- #1 retail auto ABS issuer 2021 in US

BSI – Private Banking

- Private wealth management for high net worth (“HNW”) and ultra-high net worth clients

SIS – Broker Dealer

Investment banking services include:
- Global markets
- Global transaction banking
- Global debt financing
- Corporate finance

APS – Broker Dealer

Market-leading independent fixed income broker dealer with capabilities including:
- US fixed income capital markets market making
- Self-clearing of fixed income securities globally
- Expands the structuring and advisory capabilities for asset originators

1 Data as of year end December 31, 2021, except for assets.
2 Includes SSLLC, which offers personal investment & financial planning services to clients. Excludes APS.
3 APS acquisition closed April 1, 2022, asset balance as of year end December 31, 2021

Santander
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8 Strategic focus Strategic focus CIB Consumer Commercial CIB Wealth Management Market-leading consumer finance franchise funded by attractive consumer deposits Top 10 CRE and Multifamily lender Global hub for capital markets and investment banking Leading brand in LatAm HNW leveraging connectivity with Santander Assets ($BN) $25 Income before tax ($MM) $41 1 $74 $15 $35 $724 $12 1 Client assets and liabilities (“CAL”) represents customer deposits and securities and loans and letters of credit. SHUSA Overview Q1 2022 Metrics $96

9 Auto Loans, 28% Auto Leases , 10% CRE, 10%C&I, 14% Residential, 6% Other Consumer Loans, 2% Investments, 12% Cash, 9% Goodwill and Other Intangibles, 2% Other Assets, 7% Noninterest-bearing demand, 14% Interest-bearing demand , 9% Savings, 4% Money market, 23% CDs, 2% Secured structured financings, 17% Other Borrowings, 9% Other Liabilities, 8% Equity, 14% Balance Sheet Overview 1 Includes restricted cash and federal funds sold and securities purchased under resale agreements or similar arrangements 2 Operating leases 3 Includes federal funds purchased and securities loaned or sold under repurchase agreements 4 Includes Federal Home Loan Bank (“FHLB”) borrowings 5 Certificates of deposit $154B Assets $132B Liabilities $22B Equity 2 1 5 3 4

10 55 56 55 59 57 43 43 44 41 40 20 25 24 23 22 22 23 24 24 22 7 8 9 12 13 $147 $155 $156 $159 $154 1Q21 2Q21 3Q21 4Q21 1Q22 IB Deposits Borrowed Funds NIB Deposits Equity Other Liabilities 92 94 92 92 92 19 19 18 19 19 16 16 16 15 15 11 17 19 19 14 9 9 11 14 14 $147 $155 $156 $159 $154 1Q21 2Q21 3Q21 4Q21 1Q22 Gross Loans Investments Leases Short-Term Funds Other Assets 34 35 33 34 35 20 25 24 23 22 12 13 13 16 13 5 5 6 6 64 3 3 3 3 $75 $81 $79 $82 $79 1Q21 2Q21 3Q21 4Q21 1Q22 Money Market NIB Deposits IB Deposits Savings CD Balance Sheet Trends LOANS1 & LEASES ($B) LIABILITIES & EQUITY ($B)ASSETS ($B) DEPOSITS ($B) Deposits of $79B, up 6% YoY; loans and leases down 2% YoY 1 Other assets includes securities purchased under repurchase agreements 2 Other liabilities includes securities sold under repurchase agreements * ** Non-interest-bearing deposits Interest-bearing deposits * ** 1 2 s 41 43 43 43 43 24 24 23 23 22 16 16 16 15 15 16 16 15 15 15 10 10 9 9 9 2 2 2 2 3 $109 $111 $108 $107 $107 1Q21 2Q21 3Q21 4Q21 1Q22 Auto C&I Leases CRE Res. Mtg Other

11 $1,619 $1,532 $1,534 $1,505 $1,480 1Q21 2Q21 3Q21 4Q21 1Q22 $1,180 $1,539 $1,084 $903 $778 1Q21 2Q21 3Q21 4Q21 1Q22 $1,256 $1,222 $1,104 $917 $995 1Q21 2Q21 3Q21 4Q21 1Q22 $748 $959 $707 $570 $616 1Q21 2Q21 3Q21 4Q21 1Q22 Quarterly Profitability NET INTEREST INCOME ($M) PRE-TAX INCOME ($M) NET INCOME ATTRIBUTABLE TO SHUSA1,2 ($M) PPNR ($M) 1 Net income includes noncontrolling interest (“NCI”). 2 See Appendix for the consolidating income statement. YoY profitability impacted by credit performance normalization, the sale of the Bluestem portfolio, lower leased vehicle income due to shifts in the mix of lease vehicle dispositions and the SafetyNet initiative, which reduced client overdraft fees

12 -1.7% -2.0% -1.7% -2.6% -3.5% 3.4% 4.7% 4.7% 4.3% 3.6% 1Q21 2Q21 3Q21 4Q21 1Q22 Net Interest Margin & Interest Rate Risk Sensitivity Net interest margin (“NIM”) declined as divestitures offset deposit pricing actions; NII positioned to benefit from higher rates SHUSA NIM Down 100bps Up 100bps INTEREST RATE RISK SENSITIVITY (Change in annual net interest income for parallel rate movements) 1 5.3% 5.0% 4.8% 4.6% 4.5% 1Q21 2Q21 3Q21 4Q21 1Q22

ESG Strategy Implementation

Environmental: supporting the green transition

USD 700 mn
share of auto portfolio in plug-in hybrid vehicles

Carbon neutral
in own operations

USD 1.9 bn
renewable projects financed

100%
single-use plastics free

48%
electricity from renewable sources

Social: building a more inclusive society

USD 501 mn
invested in affordable housing

USD 18.6 mn
in charitable commitments

>180
entrepreneurs participated in Cultivate Small Business program[1]

~440 k
financially empowered people 2019-2021

24%
women in senior positions

Governance: doing business the right way

Risk Culture
focuses on consumer protection, cyber awareness, privacy

Diversity, Equity and Inclusion
framework

~58%
independent directors

16.7%
women on Board

Santander

* Note: 2021 data, unless otherwise stated
1 Cultivate Small Business program began in 2017.

13

14 1 At a Glance 2 Summary 3 Results 4 Appendix Index

15 Auto Originations 1 Approximate FICO scores 2 Includes nominal capital lease originations 3 Includes SBNA loan originations of $1.2 billion and lease originations of $931 million for Q1 2022 Q1 auto originations of $7.5 billion, down 13% YoY Penetration rate of 27% with Stellantis, down from 36% in Q1 2021 due to lower supply and exclusive incentives YoY Three Months Ended Originations ($ in Millions) Q1 2022 Q4 2021 Q1 2021 QoQ YoY Total Core Retail Auto 3,193$ 3,234$ 2,797$ (1%) 14% Chrysler Capital Loans (<640)1 1,212 1,162 1,317 4% (8%) Chrysler Capital Loans (≥640)1 1,365 1,728 2,343 (21%) (42%) Total Chrysler Capital Retail 2,577 2,890 3,660 (11%) (31%) Total Leases2 1,744 1,514 2,157 15% (19%) Total Auto Originations3 7,514$ 7,638$ 8,614$ (2%) (13%) SBNA Originations4 2,085$ 2,055$ 1,977$ 1% 5% % Variance

16 501.4% 461.4% 380.9% 340.5% 394.8% 1Q21 2Q21 3Q21 4Q21 1Q22 1.2% 0.5% 0.6% 0.8% 1.2% 1Q21 2Q21 3Q21 4Q21 1Q22 8.0% 7.5% 7.5% 7.1% 7.1% 1Q21 2Q21 3Q21 4Q21 1Q22 1.6% 1.6% 1.9% 2.1% 1.8% 1Q21 2Q21 3Q21 4Q21 1Q22 Asset Quality NCO and NPL ratios stable YoY and below pre-pandemic levels NET CHARGE-OFF RATIO ALLOWANCE COVERAGE (ACL/LHFI) RESERVE COVERAGE (ALLL*/NPL) NONPERFORMING LOAN (“NPL”) RATIO

17 Allowance For Credit Losses (“ACL”) Under the Federal Reserve’s December 2020 stress test (Severely Adverse Scenario): ►Q1 2022 ending ACL represents ~72% of stress test losses ►SHUSA’s stressed capital ratio2 of 14.4% ranked in the top quartile among participating banks ►PPNR3 of $7.2 billion (4.7% of average assets) ranked in the top quartile among participating banks 1 Includes ACL for unfunded commitments 2 Projected minimum CET1 ratio (minimum and ending) under the severely adverse scenario, over the nine-quarter projection horizon, 2020:Q1–2022:Q1 3 Projected PPNR under the severely adverse scenario through the nine-quarter projection horizon, 2020:Q1–2022:Q1 Allowance ratio stable QoQ Allowance Ratios March 31, 2022 December 31, 2021 March 31, 2021 (Dollars in Millions) (Unaudited) (Unaudited) Total loans held for investment (“LHFI”) $91,776 $92,076 $91,059 Total ACL 1 $6,497 $6,566 $7,285 Total Allowance Ratio 7.1% 7.1% 8.0%

18 Borrowed Funds Profile Total Funding ($ in billions) Total funding of $40.2 in Q1, down 7% YoY ►Reduction in FHLB advances YoY driven by significant deposit growth ►Third-party secured funding reduction YoY facilitated by increase in public securitizations 1 Credit Linked Notes (“CLN”) 1Q22 4Q21 1Q21 QoQ (%) YoY (%) Senior Unsecured Debt 9.9 9.7 10.5 2.4 (5.9) FHLB & CLN 1 0.5 0.5 0.9 (6.6) (41.2) Third-Party Secured Funding 0.0 0.0 2.3 Flat NM Amortizing Notes 2.6 3.4 5.7 (23.9) (54.6) Securitizations 23.2 23.5 20.0 (1.2) 16.1 Intragroup 4.0 4.0 4.0 Flat Flat Total SHUSA Funding 40.2 41.1 43.4 (2.2) (7.4)

19 $1.2 3ML+110bps $0.4 3.50% $1.1 4.50% $1.0 3.40% $1.0 3.50% $1.0 3.45% 3.24% 4.40% 2.49% $0.8 2.88% 2.88% $2.6 $1.8 $2.1 $1.0 $1.0 $1.0 $0.5 2023 2024 2025 2026 2027 2028 2031 Private placement Public issuance Internal TLAC Debt & Total Loss-Absorbing Capacity 1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of RWA 2 Senior debt issuance. Data as of March 31, 2022 * 3-Month LIBOR Debt Maturity Schedule2 ($ In billions) As of Q1 2022, SHUSA met the Federal Reserve’s TLAC and LTD requirements 1 with 25.2% TLAC, 6.7% eligible LTD and a CET1 ratio of 18.5%. ►In January 2022, SHUSA issued a $1.0B, 6nc5 Senior Unsecured transaction at 2.49% ►In April 2022, privately placed $434M of senior notes at SOFR +135bps

20 14.2% 14.8% 14.9% 15.0% 13.6% 1Q21 2Q21 3Q21 4Q21 1Q22 18.6% 19.3% 20.2% 20.7% 18.8% 1Q21 2Q21 3Q21 4Q21 1Q22 20.0% 20.7% 21.6% 22.7% 20.6% 1Q21 2Q21 3Q21 4Q21 1Q22 17.0% 17.6% 18.4% 18.8% 18.5% 1Q21 2Q21 3Q21 4Q21 1Q22 Capital Ratios CET1 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO TIER 1 LEVERAGE RATIO CET1 decreased 30bps QoQ as earnings were offset by the purchase of the SC minorities

21 Rating Agencies Santander1 A2 SHUSA Baa3 SBNA2 Baa1 Santander1 A SHUSA BBB+ SBNA A- Stable outlook (June 7, 2021) SHUSA and SBNA ratings outlook improved from “negative” to “stable” SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A SHUSA BBB+ SBNA BBB+ Stable outlook (June 25, 2021) Stable outlook (June 24, 2021) 1 2 Senior preferred rating SBNA long-term issuer rating

22 1 At a Glance 2 Summary 3 Results 4 Appendix Index

23 Consumer Activities Year-To-Date Ended ($ in 000's) March 31, 2022 Auto CBB Total Consumer Activities Auto CBB Total Consumer Activities Dollar increase / (decrease) Percentange Net interest income 1,051,266$ 301,955$ 1,353,221$ 1,072,248$ 402,337$ 1,474,585$ (121,364)$ (8.2%) Total noninterest income 706,514 78,153 784,667 917,857 67,209 985,066 (200,399) (20.3%) Credit loss expense / (benefit) 220,526 7,045 227,571 121,385 (4,321) 117,064 110,507 94.4% Total expenses 802,084 383,948 1,186,032 890,593 402,335 1,292,928 (106,896) (8.3%) Income/(loss) before income taxes 735,170$ (10,885)$ 724,285$ 978,127$ 71,532$ 1,049,659$ (325,374)$ (31.0%) Total assets 61,182,043 12,661,670 73,843,713 59,882,586 13,782,238 73,664,824 178,889 0.2% 2022 2021 Total Consumer Activities

24 Commercial Activities Year-To-Date Ended ($ in 000's) March 31, 2022 C&I CRE Total Commercial Activities C&I CRE Total Commercial Activities Dollar increase / (decrease) Percentange Net interest income 67,661$ 78,435$ 146,096$ 73,775$ 85,283$ 159,058$ (12,962)$ (8.1%) Total noninterest income 15,942 15,340 31,282 16,402 5,616 22,018 9,264 42.1% Credit loss expense / (benefit) 3,634 (19,338) (15,704) (31,341) 1,776 (29,565) 13,861 46.9% Total expenses 67,486 29,199 96,685 63,259 28,024 91,283 5,402 5.9% Income/(loss) before income taxes 12,483$ 83,914$ 96,397$ 58,259$ 61,099$ 119,358$ (22,961)$ (19.2%) Total assets 6,847,050 17,637,567 24,484,617 7,679,097 17,794,929 25,474,026 (989,409) (3.9%) 2022 2021 Total Commercial Activities

25 CIB and Wealth Management CIB ($ in 000's) 2022 2021 Dollar increase / (decrease) Percentange Net interest income 25,888$ 27,411$ (1,523)$ (5.6%) Total noninterest income 67,841 77,549 (9,708) (12.5%) Credit loss expense / (benefit) 6,393 (8,694) 15,087 173.5% Total expenses 75,553 67,330 8,223 12.2% Income/(loss) before income taxes 11,783$ 46,324$ (34,541)$ (74.6%) Total assets 15,369,237 10,786,520 4,582,717 42.5% YTD Change Year-To-Date Ended March 31 Wealth Management ($ in 000's) 2022 2021 Dollar increase / (decrease) Percentange Net interest income 19,143$ 23,680$ (4,537)$ (19.2%) Total noninterest income 77,650 63,246 14,404 22.8% Credit loss expense / (benefit) - (73) 73 100.0% Total expenses 61,658 50,562 11,096 21.9% Income/(loss) before income taxes 35,135$ 36,437$ (1,302)$ (3.6%) Total assets 8,675,004 6,824,500 1,850,504 27.1% YTD Change Year-To-Date Ended March 31

26 Other * Other includes the results of the immaterial entities, earnings from non-strategic assets, the investment portfolio, interest expense on SBNA’s and the Company's borrowings and other debt obligations, amortization of intangible .assets and certain unallocated corporate income and indirect expenses. ($ in 000's) 2022 2021 Dollar increase / (decrease) Percentange Net interest income (64,342)$ (65,402)$ 1,060$ 1.6% Total noninterest income 19,816 36,617 (16,801) (45.9%) Credit loss expense / (benefit) (1,451) (2,665) 1,214 45.6% Total expenses 46,762 46,326 436 0.9% Income/(loss) before income taxes (89,837)$ (72,446)$ (17,391)$ (24.0%) Total assets 31,413,607 29,840,471 1,573,136 5.3% YTD Change Year-To-Date Ended March 31

27 SHUSA: Quarterly Trended Statement Of Operations ($ in Millions) 1Q21 2Q21 3Q21 4Q21 1Q22 Interest income 1,925$ 1,815$ 1,796$ 1,758$ 1,722$ Interest expense (306) (283) (262) (253) (242) Net interest income 1,619$ 1,532$ 1,534$ 1,505$ 1,480$ Fees & other income 1,175 1,177 1,068 1,018 967 Other non interest income 10 5 - (1)$ 14 Net revenue 2,804$ 2,714$ 2,602$ 2,522$ 2,461$ General, administrative, and other expenses (1,548) (1,492) (1,498) (1,605) (1,466) Credit loss (expense) / benefit (76) 317 (20) (14) (217) Income before taxes 1,180$ 1,539$ 1,084$ 903$ 778$ Income tax (expense)/benefit (287) (372) (227) (198) (162) Net income 893 1,167 857 705 616 Less: Net income attributable to NCI 145 208 150 135 - Net income attributable to SHUSA 748 959 707 570 616 1Q21 2Q21 3Q21 4Q21 1Q22 NIM 5.3% 5.0% 4.8% 4.6% 4.5%

28 SHUSA: Non-GAAP Reconciliations ($ in Millions) 1Q21 2Q21 3Q21 4Q21 1Q22 SHUSA pre-tax pre-provision income Pre-tax income, as reported 1,180$ 1,539$ 1,084$ 903$ 778$ (Release of)/provision for credit losses 76 (317) 20 14 217 Pre-tax pre-provision Income 1,256 1,222 1,104 917 995 CET1 to risk-weighted assets CET1 capital 19,020$ 19,895$ 20,573 21,068 20,576 Risk-weighted assets 111,868 113,295 112,068 111,820 111,181 Ratio 17.0% 17.6% 18.4% 18.8% 18.5% Tier 1 leverage Tier 1 capital 20,809$ 21,868$ 22,631 23,175 20,921 Avg total assets, leverage capital purposes 146,589 148,072 152,058 154,429 154,305 Ratio 14.2% 14.8% 14.9% 15.0% 13.6% Tier 1 risk-based Tier 1 capital 20,809$ 21,868$ 22,631$ 23,175$ 20,921$ Risk-weighted assets 111,868 113,295 112,068 111,820 111,181 Ratio 18.6% 19.3% 20.2% 20.7% 18.8% Total risk-based Risk-based capital 22,370$ 23,446$ 24,192$ 25,333$ 22,848$ Risk-weighted assets 111,868 113,295 112,068 111,820 111,181 Ratio 20.0% 20.7% 21.6% 22.7% 20.6%

29 50.1% 45.7% 91.4% 64.2% 69.1% 114.9% 74.4% 65.7% 67.8% 7.7% 6.0% 0.6% 3.5% 3.0% -1.0% 2.0% 3.3% 3.4% Q1 2020 Q2 2020 3Q 2020 4Q 2020 Q1 2021 Q2 2021 3Q 2021 4Q 2021 Q1 2022 15.5% 11.1% 6.8% 9.9% 9.7% 6.6% 7.7% 9.6% 10.4% 4.6% 2.4% 2.4% 3.1% 2.2% 2.4% 3.3% 4.1% 3.4% 8.3% 4.3% 5.0% 6.0% 4.4% 5.5% 6.8% 7.4% 7.3% SC Delinquency And Loss (Quarterly) SC Recovery Rates1 (% of Gross Loss) Net Charge-off Rates2 Delinquency Ratios: >59 Days Delinquent, RICs, HFI Gross Charge-off Rates Late stage delinquencies increased 120 bps YoY Gross charge-off rate increased 70 bps YoY SC’s Q1 recovery rate of 68% beginning to normalize but remains elevated due to low gross losses and continued strength in wholesale auction prices Net charge-off rate increased 40 bps YoY Early stage delinquencies increased 290 bps YoY Delinquencies and charge-offs remain low and are beginning to normalize Delinquency Ratios: 30-59 Days Delinquent, Retail Installment Contracts (“RICs”), Held For Investment (“HFI”) 1 Recovery rate – Includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 2 Net charge-off rates on RICs, HFI

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